Exhibit 23.1

                          Independent Auditors' Consent

The Board of Directors
Sandalwood Lodging Investment Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                /s/  KPMG LLP

Denver, Colorado
May 22, 2002